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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                 FORM 8-K/A


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR  15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 1, 2001
                                                          -----------


                      Commission File Number 33-64325
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                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
------------------------              ------------------------------------
(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Page 1 of 5 pages.

                         Exhibit index is on page 3.


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ITEM 4.   Changes in Registrant's Certifying Accountant.
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          (a)   Previous independent accountants

                (i) As reported in the Registrant's Current Report on Form 8-K dated May 1, 2001 filed on May 8, 2001, as amended by Current Report on Form 8-K/A filed on May 14, 2001, on May 1, 2001, PricewaterhouseCoopers LLP resigned as the independent accountants of Reunion Industries, Inc., effective after the completion of the review of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2001. PricewaterhouseCoopers LLP completed its review on May 15, 2001.

                (ii) In connection with its review of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, there has been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                (iii) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is included as
Exhibit 16 herein.

          (b)   New independent accountants

                Effective on May 15, 2001, the Registrant engaged Ernst & Young LLP as its new independent accountants. Prior to their appointment as independent accountants, Ernst & Young LLP had not been consulted by the Registrant on any matters.


ITEM 7.   Financial Statements, Proforma Financial Information and Exhibits.
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          (c)  Exhibits

               Exhibit No.     Description of Exhibit
               -----------     ----------------------

                   16 Letter from PricewaterhouseCoopers LLP pursuant to Item 304(a)(3) of Regulation S-K.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 22, 2001                           REUNION INDUSTRIES, INC.
       ------------                                 (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer





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                                EXHIBIT INDEX

Exhibit No.     Description of Exhibit                                 Page
-----------     ----------------------                                 ----

    16          Letter from PricewaterhouseCoopers LLP                   5
                pursuant to Item 304(a)(3) of Regulation S-K.




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                                                             EXHIBIT 16

May 22, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Reunion Industries, Inc. filed with the Commission pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A dated May 1, 2001, filed on May 22, 2001. We agree with the statements concerning our Firm in such Form 8-K/A.

Yours very truly,

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP




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